UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2005


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

       California                    0-11113                  95-3673456
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


       1021 Anacapa Street, Santa Barbara, CA                  93101
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4  Matters Related to Accountants and Financial Statements.

Item 4.01  Changes in Registrant's Certifying Accountant.

On July l3, 2005, the Audit Committee of the Board of Directors of Pacific Capital Bancorp (the "Company") appointed Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm for the year ending December 31, 2005. The decision came after the Audit Committee adopted in March 2005 a policy to solicit proposals for the auditing engagement at least every three years. The Committee received proposals for the engagement from three firms including E&Y. Based on these proposals, the Committee has selected E&Y which has concluded its client acceptance procedures.


Item 9.01  Financial Statements and Exhibits

    (c) Exhibits:

        Exhibit No.    Description of Exhibits
        -----------    -----------------------

           99.1 Press release announcing appointment of Ernst & Young LLP as independent registered public accounting firm

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    PACIFIC CAPITAL BANCORP

Date:  July 13, 2005                                /s/ Donald Lafler
                                                    -----------------
                                                    Donald Lafler
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibits
--------------         -----------------------
    99.1               Press release announcing appointment of Ernst & Young LLP
                       as independent registered public accounting firm